Exhibit 99.1

Kush Bottles, Inc.

A Nevada corporation

(the “Company”)

Audit Committee Charter

The Audit Committee (the “Committee”) is created by the Board of Directors of the Company (the “Board”) to:

•	assist the Board in its oversight of:

•	the integrity of the Company’s financial statements and the Company’s financial reporting processes and systems of internal control;

•	the qualifications, independence and performance of the Company’s independent auditors and the performance of the Company’s internal auditors and internal audit function;

•	the Company’s compliance with legal and regulatory requirements;

•	enterprise risk management and data security; and

•	the implementation and effectiveness of the Company’s ethics and compliance program; and

•	prepare the Audit Committee Report that Securities and Exchange Commission (“SEC”) rules require to be included in the Company’s annual proxy statement.

Membership

The Committee shall consist of at least three directors, each of whom shall meet the independence requirements for audit committee membership established by the Board and applicable laws, regulations, and listing requirements. Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, as determined by the Board in its business judgment, all members of the Committee shall be financially literate, at least one member shall be an “audit committee financial expert” in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), and at least one member (who may also serve as the audit committee financial expert) shall have accounting or related financial management expertise in accordance with listing standards. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board shall elect the members and the Chair of the Committee at its organizational meeting following the Annual Meeting of Shareholders. The members of the Committee may be removed by the Board.

No Committee member shall serve simultaneously on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of the Committee member to serve on the Committee effectively.

Procedures

The Committee shall meet at least four times annually or more frequently as it deems appropriate to carry out its duties. A majority of the members of the Committee shall constitute a quorum. The Chair of the Committee, in consultation with the other Committee members, shall set meeting agendas.

The Committee shall periodically meet separately in executive session with the independent auditors, the internal audit staff and management to discuss any matters that the Committee or persons with whom they meet believe should be discussed. The Committee shall also meet regularly without such individuals present.

In fulfilling its responsibilities, the Committee shall have full access to all books, records, facilities and personnel of the Company. The Committee shall have the sole authority to retain and terminate any independent legal, accounting or other advisors to the Committee as the Committee may deem appropriate, including sole authority to approve fees and retention terms of any legal, accounting or other advisors that it retains. The Committee shall oversee the work of any outside counsel and other advisors.

The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company's independent auditors, any other accounting firm engaged to perform services for the Company, any outside counsel and any other advisors to the Committee.

The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems appropriate.

Responsibilities

In addition to any other responsibilities that may be assigned from time to time by the Board, the Committee shall:

Independent Auditors

1.	Retain sole authority for appointing, compensating, retaining (subject to shareholder ratification) and overseeing the work of the independent auditors of the Company. The independent auditors shall report directly to the Committee.

2.	Retain the sole authority to pre-approve all engagement fees and terms and all permissible non-audit services to be provided by the independent auditors.

3.	Review and discuss with the independent auditors their audit procedures, including the audit plan and its scope with respect to the Company’s consolidated financial statements.

4.	Evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions and recommendations with respect to the independent auditors to the Board on at least an annual basis. As part of such evaluation, the Committee shall:

•	obtain and review a report or reports from the Company’s independent auditors describing:

o	the independent auditors’ internal quality-control procedures;

o	any material issues raised by (i) the most recent internal quality-control review or peer review of the auditing firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

o	all relationships between the independent auditors and the Company;

•	review and evaluate the lead partner and senior members of the independent auditors;

•	assure the regular rotation of the audit partners as required by law as well as consider whether the independent auditors should be rotated, so as to assure continuing auditor independence; and

•	recommend ratification of the independent auditors’ appointment by the shareholders.

5.	Establish clear hiring policies for employees or former employees of the independent auditor.

Internal Auditors

6.	Evaluate the performance of the Company’s internal audit function, whether staffed by employees or an outside firm, and review and discuss with the internal auditors the responsibilities, budget and staffing of the internal audit organization.

7.	Meet separately with the internal auditors periodically to discuss audit plans, findings and action plans.

Financial Reporting and Disclosure

8.	Review and discuss with the independent auditors and management the results of the annual audit of the Company’s consolidated financial statements prior to filing with the SEC on Form 10-K or distribution thereof, including (i) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (ii) any appropriate matters regarding accounting principles, practices and judgments and the independent auditors’ opinion as to the quality thereof and any items required to be communicated to the Committee by the independent auditors in accordance with standards established and amended from time to time by the Public Company Accounting Oversight Board (“PCAOB”) and the American Institute of Certified Public Accountants (“AICPA”).

9.	Review and discuss with management and the independent auditors the Company’s interim financial results to be included in the Company’s quarterly reports prior to filing with the SEC on Form 10-Q, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any items required to be communicated to the Committee by the independent auditors in accordance with existing PCAOB and AICPA guidance.

10.	Review and discuss with management, the independent auditors, and the internal auditors the quality and adequacy of the Company’s financial reporting processes, internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such processes, controls and procedures, material weaknesses in such processes, controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such processes, controls and procedures.

11.	Review and discuss with the independent auditors any audit problems or difficulties and management’s response thereto, including those matters required to be discussed with the Committee by the independent auditors pursuant to existing PCAOB and AICPA guidance and resolve any disagreements between management and the independent auditors regarding financial reporting.

12.	Review with management and the independent auditors:

•	any analyses or other written communications prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the consolidated financial statements, including analyses of the effects of alternative United States GAAP methods on the financial statements;

•	the critical accounting policies and practices of the Company;

•	off-balance sheet transactions and structures;

•	any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;

•	regulatory and accounting initiatives or actions applicable to the Company (including any SEC investigations or proceedings), and

•	other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

13.	Recommend to the Board whether the Company’s consolidated financial statements should be accepted for inclusion in the Company’s annual report on Form 10-K.

14.	Review and discuss generally with management the types of information to be disclosed and the types of presentations to be made in the Company’s earnings press release, paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. It is not expected that the Committee will pre-approve each such release or guidance.

15.	Keep the Company's independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the company; and to review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company's identification of, accounting for, and disclosure of its relationships and transactions with related parties.

Risk Management and Compliance Matters

16.	Review the Company’s policies and practices with respect to risk assessment and risk management, including discussing with management the Company’s major financial and fraud risk exposures and the steps that management has taken to monitor and control such exposures.

17.	Periodically review risk assessments from management with respect to cyber security, including assessments of the overall threat landscape and related strategies and investments.

18.	Periodically review global tax matters and risks with management and appropriate internal and external tax specialists.

19.	Approve the Company’s Code of Conduct and review the implementation and effectiveness of the Company’s compliance program, including violations of the Code of Conduct and responses thereto and the adequacy of resources for compliance.

20.	Meet periodically with management and Outside Counsel to discuss and review legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policy and any material reports or inquiries from regulators or government agencies.

21.	Establish procedures for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.	Review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis, in accordance with Company policies and procedures.

Reporting to the Board; Evaluation of Performance; Other Activities

23.	Report to the Board on a regular basis, and this report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors and the performance of the internal audit and compliance functions.

24.	At least annually, (i) evaluate its own performance and report to the Board on such evaluation and (ii) review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

25.	Prepare a report to stockholders to be included in the Company’s annual proxy statement as required by the SEC and file with the relevant stock exchange any reports that may be required with respect to the Committee.

26.	The Committee shall perform any other activities consistent with the Company’s Articles of Incorporation, as amended, By-Laws and governing law as the Committee or the Board deems necessary or appropriate.